UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 17, 2014

Cameron International Corporation

 (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-13884 (Commission File Number)	76-0451843 (I.R.S. Employer Identification Number)

1333 West Loop South, Suite 1700 Houston, Texas	77027
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:  (713) 513-3300

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01              Entry into a Material Definitive Agreement.

Underwriting Agreement

On June 20, 2014, Cameron International Corporation (the “Company”) completed the public offering of $250.0 million aggregate principal amount of the Company’s 1.40% Senior Notes due 2017 (the “2017 Notes”) and $250.0 million aggregate principal amount of the Company’s 3.70% Senior Notes due 2024 (the “2024 Notes” and together with the 2017 Notes, the “Notes”) pursuant to an Underwriting Agreement, dated June 17, 2014 (the “Underwriting Agreement”), with Credit Suisse Securities (USA) LLC, J.P. Morgan Securities LLC, Citigroup Global Markets Inc., Mitsubishi UFJ Securities (USA), Inc. and RBS Securities Inc., as representatives of the several underwriters named therein (the “Underwriters”).

The Company received aggregate net proceeds of approximately $495.8 million from the offering of the Notes (after deducting underwriting discounts and commissions and other estimated expenses payable by the Company).  The Company intends to use a portion of the net proceeds from the offering of the Notes to redeem all of its outstanding $250.0 million 1.60% Senior Notes due 2015 and to use the remaining amount for general corporate purposes.

The Underwriting Agreement contains customary representations, warranties and agreements by the Company, customary conditions to closing, other obligations of the parties and termination provisions.  Additionally, the Company has agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933 (the “Securities Act”), or to contribute to payments the Underwriters may be required to make because of any of those liabilities.

The foregoing description is a brief summary of the Underwriting Agreement and does not purport to be a complete statement of the parties’ rights and obligations thereunder.  The foregoing description is qualified in its entirety by reference to the full text of the Underwriting Agreement, a copy of which is attached as Exhibit 1.1 to this Current Report on Form 8-K.

The offering of the Notes was made pursuant to a shelf registration statement on Form S-3 (File No. 333-178708).  A prospectus supplement dated June 17, 2014 relating to the Notes was filed with the Securities and Exchange Commission pursuant to Rule 424(b)(2) under the Securities Act.

Indenture

The Company issued the Notes pursuant to the Indenture, dated May 17, 2012 (the “Base Indenture”), as supplemented with respect to the 2017 Notes by the Sixth Supplemental Indenture, dated June 20, 2014 (the “Sixth Supplemental Indenture”), as further supplemented with respect to the 2024 Notes by the Seventh Supplemental Indenture, dated June 20, 2014 (the “Seventh Supplemental Indenture” and together with the Sixth Supplemental Indenture, the “Indenture”), in each case between the Company and Union Bank, N.A., as trustee.

The Company will pay interest on the Notes on June 15 and December 15 of each year, beginning on December 15, 2014.  The 2017 Notes will mature on June 15, 2017 and the 2024 Notes will mature on June 15, 2024.  The Company may redeem a portion of the Notes from time to time or all of the Notes at any time at the redemption prices set forth in the Sixth Supplemental Indenture or the Seventh Supplemental Indenture, as applicable.

The Company will be required to offer to repurchase the Notes if the Notes are rated below investment grade following certain events that constitute a change of control of the Company.  The Notes will be senior unsecured obligations of the Company and will rank equally with all of the Company’s other existing and future unsecured and unsubordinated debt.  The Notes are not guaranteed by the Company’s subsidiaries and will effectively rank junior to any secured debt of the Company and all existing and future debt and other liabilities of the Company’s subsidiaries.

Copies of the Base Indenture, the Sixth Supplemental Indenture and the Seventh Supplemental Indenture are incorporated by reference or attached as Exhibit 4.1, Exhibit 4.2 and Exhibit 4.3, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.  The foregoing description is a brief summary of the Indenture and does not purport to be a complete statement of the parties’ rights and obligations thereunder.  The foregoing description is qualified in its entirety by the terms of the Indenture.

Item 2.03                                           Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K with respect to the Indenture is incorporated by reference into this Item 2.03.

Item 7.01                                           Regulation FD Disclosure.

On June 17, 2014, the Company issued a press release announcing the pricing of the Notes.  A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated by reference into this Item 7.01.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K under this Item 7.01, including Exhibit 99.1, is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall such information and exhibit be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01                                           Financial Statements and Exhibits.

(d)                     Exhibits.

The following exhibits are filed herewith.

Exhibit No.	Description of Exhibit

1.1

Underwriting Agreement, dated June 17, 2014, between the Company and Credit Suisse Securities (USA) LLC, J.P. Morgan Securities LLC, Citigroup Global Markets Inc., Mitsubishi UFJ Securities (USA), Inc. and RBS Securities Inc., as representatives of the several underwriters identified therein, in connection with the offer and sale of $250.0 million in aggregate principal amount of the Company’s 1.40% Senior Notes due 2017 and $250.0 million in aggregate principal amount of the Company’s 3.70% Senior Notes due 2024.

4.1

Indenture, dated as of May 17, 2012, between the Company and Union Bank, N.A., as trustee, filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K/A dated May 22, 2012, and incorporated herein by reference.

4.2	Sixth Supplemental Indenture, dated as of June 20, 2014, between the Company and Union Bank, N.A., as trustee, with respect to the Company’s 1.40% Senior Notes due 2017.

4.3	Seventh Supplemental Indenture, dated as of June 20, 2014, between the Company and Union Bank, N.A., as trustee, with respect to the Company’s 3.70% Senior Notes due 2024.

4.4	Form of Global Note for the Company’s 1.40% Senior Notes due 2017 (included in Exhibit 4.2).

4.5	Form of Global Note for the Company’s 3.70% Senior Notes due 2024 (included in Exhibit 4.3).

5.1	Opinion of Condon Thornton Sladek Harrell PLLC.

12.1	Computation of Ratio of Earnings to Fixed Charges.

23.1	Consent of Condon Thornton Sladek Harrell PLLC (included in Exhibit 5.1).

99.1	Press release of the Company, dated June 17, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAMERON INTERNATIONAL CORPORATION

	By:	/s/ Grace B. Holmes
	Name:	Grace B. Holmes
	Title:	Vice President, Corporate Secretary and Chief Governance Officer

Date: June 20, 2014

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

1.1

Underwriting Agreement, dated June 17, 2014, between the Company and Credit Suisse Securities (USA) LLC, J.P. Morgan Securities LLC, Citigroup Global Markets Inc., Mitsubishi UFJ Securities (USA), Inc. and RBS Securities Inc., .as representatives of the several underwriters identified therein, in connection with the offer and sale of $250.0 million in aggregate principal amount of the Company’s 1.40% Senior Notes due 2017 and $250.0 million in aggregate principal amount of the Company’s 3.70% Senior Notes due 2024.

4.1

Indenture, dated as of May 17, 2012, between the Company and Union Bank, N.A., as trustee, filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K/A dated May 22, 2012, and incorporated herein by reference.

4.2	Sixth Supplemental Indenture, dated as of June 20, 2014, between the Company and Union Bank, N.A., as trustee, with respect to the Company’s 1.40% Senior Notes due 2017.

4.3	Seventh Supplemental Indenture, dated as of June 20, 2014, between the Company and Union Bank, N.A., as trustee, with respect to the Company’s 3.70% Senior Notes due 2024.

4.4	Form of Global Note for the Company’s 1.40% Senior Notes due 2017 (included in Exhibit 4.2).

4.5	Form of Global Note for the Company’s 3.70% Senior Notes due 2024 (included in Exhibit 4.3).

5.1	Opinion of Condon Thornton Sladek Harrell PLLC.

12.1	Computation of Ratio of Earnings to Fixed Charges.

23.1	Consent of Condon Thornton Sladek Harrell PLLC (included in Exhibit 5.1).

99.1	Press release of the Company, dated June 17, 2014.